AMENDED AND RESTATED NOTE
                            -------------------------


$285,000     WORCESTER,  MASSACHUSETTS
     OCTOBER  3,  2002


     FOR VALUE RECEIVED, the undersigned, LOCATPLUS HOLDINGS CORPORATION, a Delaware corporation with a place of business at 100 Cummings Center, Sutie 235M, Beverly, MA 01915 (the "Borrower"), hereby promises to pay

                        GEMSTONE INVESTMENT COMPANY, INC.

an investment corporation, duly established under law (the "Lender"), OR ORDER, ON DEMAND, at its principal office at 370 Main Street, Worcester, MA 01608, the principal sum of

               TWO HUNDERED EIGHTY-FIVE THOUSAN DOLLARS ($285,000)

plus  such  additional  interest  as  hereinafter  provided.

     Commencing November 3, 2002, interest in the amount of $10,000 each month shall be charged by the Lender.

     This Note is issued pursuant to, is entitled to the benefits of, and secured by the provisions of a Loan Agreement between the parties dated June 4, 2002, as a mended by Loan Modification Agreement of even date (the "Loan Agreement"), but neither this reference to the Load Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the amounts due under this Note as herein provided.

     All principal outstanding hereunder (together with any and all accrued and unpaid interest thereon) and other amounts due hereunder shall become immediately due and payable, upon demand by the Lender, without further presentment, demand, protest or notice of protest.

     Upon demand, the Lender shall have the right to institute any proceedings upon this Note and any collateral given to secure the same for the purposes of collecting said principal and interest with costs and expenses, or of protecting any security connected herewith, and shall have, among other remedies, all of the rights of a secured party under the Uniform Commercial Code of Massachusetts.

     In case this Note shall not be paid in full whenever it shall become due, the Borrower and any endorser or guarantor hereof agree to pay all costs and expenses of collection, including court costs and reasonable attorneys' fees.

     The Borrower and each guarantor, endorser or other person now or hereafter liable for the payment of any of the indebtedness evidenced by this Note, severally agrees, by making guaranteeing or endorsing this Note or by making any agreement to pay any of the indebtedness evidenced by this Note, to waive presentment for payment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and consents without notice or further assent (a) to the substitution, exchange, or release of the collateral, if any, securing this Note or any part thereof at any time; (b) to the acceptance or release by the holder or holders hereof at any time of any time of any additional collateral or security for or other guarantors of this Note; (c) to the modification or amendment, at any time and from time to time, of this Note, and any instrument securing this Note, at the request of any person liable hereon; (d) to the granting by the holder hereof of any extension of the time for payment of this Note or for the performance of the agreements, covenants, and conditions contained in this Note, or any instrument securing this Note, at the request of any erson liable hereon; and (e) to any and all forbearances and indulgences whatsoever. Such consent shall not alter not diminish the liability of any person.

     The indebtedness evidenced by this Note is secured by a Security Agreement and Pledge Agreements dated June 4, 2002, and is guaranteed by a Guaranty of Jon
R. Latorella, which is secured by a Mortgage on real estate located at 104 King George Drive, Boxford, Massachusetts.

     This Note shall be joint and several obligation of the Borrower and all sureties, guarantors and endorsers, and shall be binding upon them and their respective successors and assigns and each or any of them.

     This Amended and Restated Note is an amendment, restatement and substitution for the Promissory Note from the Borrower to the Lender dated June 4, 2002 in the amount of $750,000.00, as amended by Amendment to Promissory Note dated August 30, 2002.

     IN WITNESS WHEREOF, the Borrower has executed this Note by its duly authorized officer as an instrument under seal as of the day and year first above written.

     LOCATEPLUS  HOLDINGS
     CORPORATION,  Borrower

     By:  /s/  Jon  R.  Latorella
         ------------------------
             Jon  R.  Latorella,  President